UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	July 10, 2008

MRU Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33073	33-0954381
(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 13th Floor New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 398-1780
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

On July 10, 2008, MRU Holdings, Inc., a Delaware corporation (the “Company”), in exchange for a payment of $7,750,000 in cash, issued, in a private placement transaction (the “ML Private Placement”), a convertible promissory note  (the “ML Note”) in the original aggregate principal amount of $7,750,000 to Merrill Lynch Mortgage Capital Inc. (“ML”).

The ML Note will accrue interest on the unpaid principal amount at a simple annual interest rate of nine percent (9%) per annum up to, but not including, September 27, 2008 (the “Alternate Interest Rate Date”) and at a simple annual interest rate of twelve percent (12%) per annum from and after the Alternative Interest Rate Date until paid in full; provided, however that no interest shall be due prior to the Maturity Date (as defined below) unless the Senior Indebtedness (as defined in the ML Subordination Agreement defined below) has been paid in full at which point interest on the ML Note will be payable on the 15th day of January, April, July and October. Unless earlier converted as described below, the ML Note is due on October 31, 2010 (the “Maturity Date”).  Repayment of the ML Note is subject to the limitations contained in the ML Subordination Agreement (defined below), the terms of which are summarized below.

If the Company sells equity securities (the “Equity Securities”) in the future pursuant to an equity financing (including the issuance of Equity Securities upon the conversion or exchange of debt securities (the “Automatically Converting Debt Securities”) issued in connection with an equity financing) in which the Company receives in excess of a minimum threshold amount of gross proceeds agreed to by the Company and ML and the Investors (as defined below) (the “Equity Financing”), then the outstanding principal amount of the ML Note together with the accrued but unpaid interest will be mandatorily prepaid subject to certain conditions contained in the ML Subordination Agreement and the ML Note.  Subject to the Subordination Agreement, the ML Note may be prepaid without premium or penalty at the Company’s option on ten days prior notice to ML.

If the ML Note is not repaid in connection with an Equity Financing as described above or otherwise repaid by the Alternate Interest Rate Date, then ML will have the option to convert the outstanding principal of and accrued and unpaid interest on the ML Note into shares of the Company’s common stock (the “Common Stock”) at a conversion price of $2.25 per share; provided, however, that ML will not have the right to convert the principal of or accrued and unpaid interest on the ML Note in excess of that portion of the principal and accrued interest that, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by ML and its affiliates to exceed 19.99% of the voting power of the Company following such conversion or issuance of shares (the “Issuance Limitation”), unless the Company’s stockholders approve any “change of control” (as defined under NASDAQ Marketplace Rule 4350(i)(1)(B)) that would result from such conversion, in which case the Issuance Limitation would not apply.  The ML Note also contains customary events of default, which include, among other things, the occurrence of a default on payment of principal when due, a default on the payment of interest for 30 days, bankruptcy or the default on $500,000 or more in other indebtedness.

On July 10, 2008, in connection with the issuance of the ML Note, the Company became a party to a subordination agreement with ML, a senior secured lender to the Company (the “Senior Lender”) and the collateral agent (the “Collateral Agent”) to the Senior Lender (the “ML Subordination Agreement”).  Pursuant to the ML Subordination Agreement, among other things, (i) ML agreed that the payment of any indebtedness under the Note would be subordinated to the payment in full of the Senior Indebtedness (as defined in the ML Subordination Agreement) and (ii) the Company agreed not to take any action that would frustrate the purposes of the subordination of the Note to the Senior Indebtedness.  Notwithstanding the foregoing, the issuance of Common Stock of the Company to ML upon the optional conversion of the ML Note as described above will not be deemed a violation of the ML Subordination Agreement or the documents evidencing the Senior Indebtedness.

On July 10, 2008, the Company also entered into a note and warrant purchase agreement (the “July 10th Purchase Agreement”), by and among the Company, Battery Ventures VII, L.P., Battery Investment Partners VII, LLC and a non-affiliated investor listed on the Investor Schedule attached thereto (each, a “July 10th Investor” and collectively, the “July 10th Investors”) pursuant to which, in exchange for a payment of $4,000,000 in cash, the Company issued, in a private placement transaction (the “July 10th Private Placement”):  (i) promissory notes in the original aggregate principal amount of $5,000,000 (the “Original Principal Amount”) (collectively, the “Non-ML Notes” and, together with the ML Note, the “Notes”) and (ii) warrants to purchase in the aggregate 2,222,222 shares of Common Stock at an exercise price of $2.25 per share (the “July 10th Warrants”).  The Non-ML Notes and the July 10th Warrants are described in greater detail below.  The July 10th Purchase Agreement contains standard representations, and warranties and affirmative and negative covenants.

The Non-ML Notes will accrue interest on the unpaid principal amount at a simple annual interest rate of nine percent (9%) per annum provided, however, the Original Principal Amount of the Non-ML Notes shall increase by twenty percent (20%) sixty days after the date of issuance of the Non-ML Notes (the “First Principal Reset Date”) unless the Company issues the Automatically Converting Debt Securities or the Equity Securities prior to the First Principal Reset Date; provided, further, that the Original Principal Amount of the Non-ML Notes shall increase by an additional twenty percent (20%) one hundred and twenty days after the date of the issuance of the Non-ML Notes (the “Second Principal Reset Date”) unless the Company issues the Automatically Converting Debt Securities or the Equity Securities prior to the Second Principal Reset Date.  No interest under the Non-ML Notes shall be due prior to the Maturity Date.  The Non-ML Notes are due on the Maturity Date.  Repayment of the  Non-ML Notes is subject to the limitations contained in the July 10th Subordination Agreement (defined below), the terms of which are summarized below.

In addition, if the Company undertakes an Equity Financing, then the outstanding principal amount of the Non-ML Notes together with the accrued but unpaid interest will be mandatorily prepaid subject to certain conditions contained in the July 10th Subordination Agreement and the Non-ML Notes.  Subject to the July 10th Subordination Agreement, the Non-ML Notes may be prepaid without premium or penalty at the Company’s option on ten days prior notice to the July 10th Investors.

The Non-ML Notes also contain customary events of default, which include, among other things, the occurrence of a default on payment of principal when due, a default on the payment of interest for 30 days, bankruptcy or the default on $500,000 or more in other indebtedness. In addition, the Non-ML Notes also contain certain debt restrictions pursuant to which the Company is prohibited from incurring additional pari passu or senior indebtedness while the Non-ML Notes are outstanding other than the Automatically Converting Debt Securities and an aggregate of $20,000,000 of pari passu indebtedness on similar terms to the Non-ML Notes.  Pursuant to the Non-ML Notes, the July 10th Investors are collectively entitled to approve one member of the board of directors of the Company for so long as the July 10th Investors hold all the Non-ML Notes.

The July 10th Warrants are exercisable for an aggregate of 2,222,222 shares of Common Stock at an exercise price of $2.25 per share prior to July 9, 2013; provided, however, that in no event will the July 10th Investors be entitled to exercise the July 10th Warrants for a number of shares of Common Stock in excess of the Issuance Limitation, unless the Company’s stockholders approve any “change of control” (as defined under NASDAQ Marketplace Rule 4350(i)(1)(B)) that would result from such exercise, in which case the Issuance Limitation would not apply.  The July 10th Warrants may be exercised by the July 10th Investors by making payment in full of the exercise price either in cash or by written instruction directing the Company to cancel or surrender a portion of the July 10th Warrants to satisfy payment of the exercise price.  Payment by such cancellation or surrender is deemed a “cashless exercise.”

On July 10, 2008, in connection with the issuance of the Non-ML Notes, the Company became a party to a subordination agreement with the July 10th Investors, the Senior Lender and the Collateral Agent to the Senior Lender (the “July 10th Subordination Agreement”).  Pursuant to the July 10th Subordination Agreement, among other things, (i) the July 10th Investors agreed that the payment of any indebtedness under the Non-ML Notes would be subordinated to the payment in full of the Senior Indebtedness (as defined in the July 10th Subordination Agreement) and (ii) the Company agreed not to take any action that would frustrate the purposes of the subordination of the Non-ML Notes to the Senior Indebtedness.  Notwithstanding the foregoing, the issuance of Common Stock of the Company to the July 10th Investors upon exercise of the July 10th Warrants will not be deemed a violation of the July 10th Subordination Agreement or the documents evidencing the Senior Indebtedness.

In addition, on July 15, 2008, the Company entered into a note and warrant purchase agreement (the “July 15th Purchase Agreement” and, together with the July 10th Purchase Agreement, the “Purchase Agreements”), by and between the Company and a non-affiliated investor listed on the Investor Schedule attached thereto (the “July 15th Investor” and together with the July 10th Investors, the “Investors”) pursuant to which, in exchange for a payment of $500,000 in cash, the Company issued, in a private placement transaction (the “July 15th Private Placement” and, together with the ML Private Placement and the July 10th Private Placement, the “Private Placements”):  (i) a promissory note in the original aggregate principal amount of $600,000 (the “July 15th Original Principal Amount”) (the “July 15th Note” and, together with the Non-ML Notes and the ML Note, the “Notes”) and (ii) warrants to purchase in the aggregate 327,868 shares of Common Stock at an exercise price of $1.83 per share (the “July 15th Warrants” and, together with the July 10th Warrants, the “Warrants”).  The July 15th Note and the

July 15th Warrants are described in greater detail below.  The July 15th Purchase Agreement contains standard representations, and warranties and affirmative and negative covenants.

The July 15th Note will accrue interest on the unpaid principal amount at a simple annual interest rate of nine percent (9%) per annum provided, however, the July 15th Original Principal Amount of the July 15th Note shall increase by twenty percent (20%) sixty days after the date of issuance of the July 15th Note (the “July 15th Note First Principal Reset Date”) unless the Company issues the Automatically Converting Debt Securities or the Equity Securities prior to the July 15th Note First Principal Reset Date; provided, further, that the July 15th Original Principal Amount of the July 15th Note shall increase by an additional twenty percent (20%) one hundred and twenty days after the date of the issuance of the July 15th Note (the “July 15th Note Second Principal Reset Date”) unless the Company issues the Automatically Converting Debt Securities or the Equity Securities prior to the July 15th Note Second Principal Reset Date.  No interest under the July 15th Note shall be due prior to the Maturity Date.  The July 15th Note is due on the Maturity Date.  Repayment of the July 15th Note is subject to the limitations contained in the July 15th Subordination Agreement (defined below), the terms of which are summarized below.

In addition, if the Company undertakes an Equity Financing, then the outstanding principal amount of the July 15th Note together with the accrued but unpaid interest will be mandatorily prepaid subject to certain conditions contained in the July 15th Subordination Agreement and the July 15th Note.  Subject to the July 15th Subordination Agreement, the July 15th Note may be prepaid without premium or penalty at the Company’s option on ten days prior notice to the July 15th Investor.

The July 15th Note also contains customary events of default, which include, among other things, the occurrence of a default on payment of principal when due, a default on the payment of interest for 30 days, bankruptcy or the default on $500,000 or more in other indebtedness. In addition, the July 15th Note also contain certain debt restrictions pursuant to which the Company is prohibited from incurring additional pari passu or senior indebtedness while the July 15th Note  is outstanding other than the Automatically Converting Debt Securities and an aggregate of $20,000,000 of pari passu indebtedness on similar terms to the July 15th Note.

The July 15th Warrants are exercisable for an aggregate of 327,868 shares of Common Stock at an exercise price of $1.83 per share prior to July 14, 2013; provided, however, that in no event will the July 15th Investor be entitled to exercise the July 15th Warrants for a number of shares of Common Stock in excess of the Issuance Limitation, unless the Company’s stockholders approve any “change of control” (as defined under NASDAQ Marketplace Rule 4350(i)(1)(B)) that would result from such exercise, in which case the Issuance Limitation would not apply.  The July 15th Warrants may be exercised by the Investor by making payment in full of the exercise price either in cash or by written instruction directing the Company to cancel or surrender a portion of the July 15th Warrant to satisfy payment of the exercise price.  Payment by such cancellation or surrender is deemed a “cashless exercise.”

On July 15, 2008, in connection with the issuance of the July 15th Note, the Company became a party to a subordination agreement with the July 15th Investor, the Senior Lender and the Collateral Agent to the Senior Lender (the “July 15th Subordination Agreement” and, together with the July 10th Subordination Agreement and the ML Subordination Agreement, the “Subordination Agreements”).  Pursuant to the July 15th Subordination Agreement, among other things, (i) the July 15th Investor agreed that the payment of any indebtedness under the July 15th Note would be subordinated to the payment in full of the Senior Indebtedness (as defined in the July 15th Subordination Agreement) and (ii) the Company agreed not to take any action that would frustrate the purposes of the subordination of the July 15th Note to the Senior Indebtedness.  Notwithstanding the foregoing, the issuance of Common Stock of the Company to the July 15th Investor upon exercise of the July 15th Warrants will not be deemed a violation of the July 15th Subordination Agreement or the documents evidencing the Senior Indebtedness.

The respective descriptions of (i) the Notes, (ii) the Warrants and (iii) the Subordination Agreements are brief summaries only and are qualified in their entirety by their respective terms set forth in each document, copies of which are filed as exhibits to this Current Report on Form 8-K (the “Current Report”).

Item 2.03    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.02    Unregistered Sales of Equity Securities.

The Notes and the Warrants offered in the Private Placements, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent the registration of the resale of the Notes and the Warrants or an applicable exemption from the registration requirements of the Securities Act.  The transactions contemplated by the Purchase Agreements and the Notes are exempt from the registration requirements of the Securities Act, pursuant to Section 4(2) and/or Regulation D thereunder.  Pursuant to the Purchase Agreements, the Investors each made representations to the Company regarding their respective suitability to invest in the Private Placements, including, without limitation, that each Investor qualifies as an “accredited investor” as that term is defined under Rule 501(a) of the Securities Act. The Company did not engage in general solicitation in connection with the sale of Notes and Warrants.

This Current Report shall not constitute an offer to sell, the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

Item 9.01.     Financial Statements and Exhibits.

The exhibit index filed herewith is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MRU HOLDINGS, INC.

July 16, 2008	By:	/s/ Vishal Garg
Name: Vishal Garg
Title: Co-President

Exhibit Index

Exhibit Number	Description

4.1	Convertible Promissory Note dated July 10, 2008, issued to Merrill Lynch Mortgage Capital Inc.

4.2
Subordination Agreement, dated July 10, 2008, among the Company, Merrill Lynch Mortgage Capital Inc., Viking Asset Management L.L.C. and the buyers of certain secured senior notes issued by the Company dated as of October 19, 2007

4.3	Promissory Note, dated July 10, 2008, issued to Battery Ventures VII, L.P.

4.4	Promissory Note, dated July 10, 2008, issued to Battery Investment Partners VII, LLC

4.5	Promissory Note, dated July 10, 2008, issued to Printworks Series E LLC

4.6	Warrant to Purchase shares of Common Stock issued to Battery Ventures VII, L.P.

4.7	Warrant to purchase shares of Common Stock issued to Battery Investment Partners VII, LLC

4.8	Warrant to purchase shares of Common Stock issued to Printworks Series E LLC

4.9
Subordination Agreement, dated July 10, 2008, among the Company, Battery Ventures VII, L.P., Battery Investment Partners VII, LLC, Printworks Series E LLC, Viking Asset Management L.L.C. and the buyers of certain secured senior notes issued by the Company dated as of October 19, 2007

4.10	Promissory Note, dated July 15, 2008, issued to Professional Investments of America, LLC

4.11	Warrant to Purchase shares of Common Stock issued to Professional Investments of America, LLC

4.12
Subordination Agreement, dated July 15, 2008, among the Company, Professional Investments of America, LLC, Viking Asset Management L.L.C. and the buyers of certain secured senior notes issued by the Company dated as of October 19, 2007